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FirstEnergy Corp.                    For Release: December 16, 2014
76 S. Main Street
Akron, Ohio 44308
www.firstenergycorp.com

News Media Contact:                Investor Contact:
Todd Schneider                    Irene Prezelj
(330) 384-5500                    (330) 384-3859

Anthony J. Alexander Elected Executive Chairman of FirstEnergy Corp.; Charles E. Jones Elected President and Chief Executive Officer
Akron, Ohio – FirstEnergy Corp. (NYSE: FE) announced today that its Board of Directors has elected Anthony J. Alexander, 63, executive chairman of the company, effective January 1, 2015. He will be succeeded as president and chief executive officer by Charles E. Jones, 59, who also was elected to the company’s Board of Directors. Jones most recently served as executive vice president and president, FirstEnergy Utilities. George M. Smart, currently chairman of the FirstEnergy Board of Directors, will be lead independent director during the transition period.

“Tony Alexander’s many years of service have helped create the solid company FirstEnergy is today,” said Smart. “Under his leadership, the company has grown significantly – both organically and through beneficial mergers and acquisitions – and navigated complex issues such as deregulation and challenging economic conditions. Retaining Tony in a key leadership role allows for a smooth transition and truly benefits FirstEnergy.”

Smart continued, “Chuck Jones is strongly suited to lead FirstEnergy as it builds upon recent actions to improve the company’s financial position, lower cost structure and position the business for continued stable growth. His intimate knowledge of the electric industry, keen business judgment and solid leadership ability will help the company achieve strong performance that benefits customers, employees and shareholders.”

“Chuck Jones is an excellent choice to lead FirstEnergy,” said Alexander. “His deep knowledge of both our utility and competitive businesses and strong leadership skills will help continue FirstEnergy’s growth and support our drive to increase shareholder value.”

Alexander began his career in 1972 within the tax department of Ohio Edison. He moved to the company’s legal department as an attorney in 1976 and progressed through increasing roles of responsibility, ultimately serving as Ohio Edison’s executive vice president and general counsel. Upon the formation of FirstEnergy, Alexander was elected executive vice president and general counsel of the new organization. He was elected president of FirstEnergy in 2000; president and chief operating officer in 2001; and president and chief executive officer in 2004.

Alexander received his bachelor of science in accounting and law degrees from The University of Akron. He completed the Program for Management Development at the Harvard Graduate School of Business; and the Reactor Technology Course for Utility Executives at the Massachusetts Institute of Technology. He also is a recipient of the Dr. Frank L. Simonetti Distinguished Business Alumni Award from The University of Akron.

He is a member of the boards of the Edison Electric Institute and the Institute of Nuclear Power Operations. He also is a member of the Board of Trustees of Akron Tomorrow and Team NEO, and is an advisory trustee to The University of Akron Board of Trustees. He is on the President’s Advancement Council of the Austen BioInnovation Institute and serves on the Institute’s board of directors.

Jones began his career in 1978 as a substation engineer with Ohio Edison, which merged with Centerior Energy in 1997 to form FirstEnergy. In 1995, he was promoted to president of Ohio Edison’s Penn Power subsidiary and returned to Akron in 1996 as an Ohio Edison division manager. Jones was named president of FirstEnergy’s Northern Region in 1997, where he was responsible for the company’s operations in Northeast Ohio; vice president of Regional Operations in 2001; senior vice president of Energy Delivery and

Customer Service in 2003; president, FirstEnergy Solutions Corp., the company’s competitive subsidiary, in 2007; and senior vice president, Energy Delivery and Customer Service in 2009.

In 2010, Jones was named senior vice president and president, FirstEnergy Utilities, overseeing the company’s 10 regulated distribution companies: Ohio Edison, Cleveland Electric Illuminating Company, Toledo Edison, Penn Power, Penelec, West Penn Power, Metropolitan Edison, Mon Power, Potomac Edison and Jersey Central Power & Light. He was elected to his most recent position in 2014.

A University of Akron graduate, Jones earned a Bachelor of Science degree in electrical engineering. He also attended the United States Naval Academy and was a member of the Institute of Electrical and Electronics Engineers. He completed the Reactor Technology Course for Utility Executives at the Massachusetts Institute of Technology and the Public Utility Executive Program at the University of Michigan.

Jones is a member of the board of directors for Team NEO and chaired the board for the Greater Akron Chamber of Commerce. He has been an active leader in many northeast Ohio community organizations, including United Way, The American Red Cross and Youth Opportunities Unlimited.

FirstEnergy is a diversified energy company dedicated to safety, reliability and operational excellence. Its 10 electric distribution companies form one of the nation's largest investor-owned electric systems, serving customers in Ohio, Pennsylvania, New Jersey, West Virginia, Maryland and New York. Follow FirstEnergy on Twitter @FirstEnergyCorp.

Editor’s Note: Photos of Anthony Alexander and Charles Jones are available for download on Flickr.

Forward-Looking Statements: This news release includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "will," "intend," “believe,” “estimate” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the speed and nature of increased competition in the electric utility industry, in general, and the retail sales market in particular; the ability to experience growth in the Regulated Distribution and Regulated Transmission segments and to successfully implement our revised sales strategy in the Competitive Energy Services segment; the accomplishment of our regulatory and operational goals in connection with our transmission plan and pending distribution rate cases and the effectiveness of our repositioning strategy; the impact of the regulatory process on pending matters in the various states in which we do business including, but not limited to, matters related to rates and pending rate cases, and the Electric Security Plan IV in Ohio; the impact of the federal regulatory process on the Federal Energy Regulatory Commission (FERC) regulated entities and transactions, in particular FERC regulation of wholesale energy and capacity markets, including the PJM markets and also FERC-jurisdictional wholesale transactions, FERC regulation of cost-of-service rates, including FERC Opinion No. 531’s revised Return on Equity methodology for FERC-jurisdictional wholesale generation and transmission utility service and FERC’s compliance and enforcement activity, including compliance and enforcement activity related to NERC’s mandatory reliability standards; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM Interconnection, L.L.C.; economic or weather conditions affecting future sales and margins such as a polar vortex or other significant weather events, and all associated regulatory events or actions; regulatory outcomes associated with storm restoration costs, including but not limited to, Hurricane Sandy, Hurricane Irene and the October snowstorm of 2011; changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil, and their availability and impact on margins; the continued ability of our regulated utilities to recover their costs; costs being higher than anticipated and the success of our policies to control costs and to mitigate low energy, capacity and market prices; other legislative and regulatory changes, and revised environmental requirements, including, but not limited to, possible greenhouse gases emission, water discharge, and coal combustion residuals regulations, the potential impacts of Cross-State Air Pollution Rule, and the effects of the United States Environmental Protection Agency's Mercury and Air Toxics Standards rules including our estimated costs of compliance; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation, or potential regulatory initiatives or rulemakings (including that such expenditures could result in our decision to deactivate or idle certain generating units); the uncertainties associated with the deactivation of certain older regulated and competitive fossil units, including the impact on vendor commitments, and the timing thereof as they relate to, among other things, Reliability Must Run arrangements and the reliability of the transmission grid; the impact of other future changes to the operational status or availability of our generating units; adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to the revocation or non-renewal of necessary licenses, approvals or operating permits by the Nuclear Regulatory Commission or as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant); issues arising from the indications of cracking in the shield building at Davis-Besse; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments; replacement power costs being higher than anticipated or not fully hedged; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; changes in customers' demand for power, including, but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, the ability to continue to reduce costs and successfully execute our announced financial plans designed to improve our credit metrics and strengthen our balance sheet through, among other actions, our previously-implemented dividend reduction and our other proposed capital raising initiatives; our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our Nuclear Decommissioning Trusts, pension trusts and other trust funds, and cause us and/or our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated; the impact of changes to material accounting policies; the ability to access the public securities and other capital and credit markets in accordance with our announced financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; actions that may be taken by credit rating agencies that could negatively affect us and/or our subsidiaries' access to financing, increase the costs thereof, and increase requirements to post additional collateral to support outstanding commodity positions, letters of credit and other financial guarantees; changes in national and regional economic conditions affecting us, our subsidiaries and/or our major industrial and commercial customers and other counterparties with which we do business, including fuel suppliers; the impact of any changes in tax laws or regulations or adverse tax audit results or rulings; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; and the risks and other factors discussed from time to time in our United States Securities and Exchange Commission filings, and other similar factors. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing review of factors should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy's business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.